20th Annual Energy Infrastructure CEO & Investor Conference May 23 -24, 2023

2 Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”), and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures. Forward-Looking Statements

3 Strong First Quarter 2023 Results Continue to Demonstrate the Strength and Resilience of Our Business 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures ★ Our first quarter 2023 adjusted EBITDA1 was up $14 million, an 8% increase over the first quarter of 2022 Q1 2023 Adjusted DCF1 Pipeline Segment EBITDA1 Q1 2022 Adjusted Net Income1

4 We Have Also Been Optimizing Our Business to Maximize Our Internally Generated Cash Flows Last year, we kicked off an initiative to optimize our spending across our business to: • Scrutinize every dollar of OPEX and G&A expenses, with the goal of making meaningful strides in our cost structure to maximize internally generated cash flows • High-grade every dollar of our strategic spending to ensure that we only execute projects that meet or beat our internal hurdles and are lean, efficient and effective We successfully identified ~$100 million in cost and spending reductions, across 2022 and 2023 We are continuing to optimize our spending to increase our free cash flow in 2023 1 1 1 2022 Optimization Initiative Results: Aggregate 2022 and 2023 cost and spending reductions ~$100MM

5 By Taking Steps to Improve Our Debt Metric Over Time, We Repurchased 30% of the Series D Preferred Units in 2022 and Are on Track to Repurchase the Remainder by the End of 2024 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 1 1 1 1 1 Debt-to-EBITDA Ratio 3.99x4.24x 1 1 4Q21 3.79x 3Q22 4Q20 1 1  In 2021, through a combination of strong EBITDA generation and debt reduction from the sale of the non-core East Coast assets, we reduced our debt-to-EBITDA ratio to 3.99x  By the end of 3Q 2022, we were able to reduce our debt-to-EBITDA even further, to 3.79x We repurchased 6.9MM, or 30%, of total outstanding Series D preferred units in November 2022, while maintaining a debt-to-EBITDA ratio of 3.98x1 at year end 2022  In 1Q 2023, we reduced our debt-to-EBITDA to 3.46x, the lowest level since 2005 3.46x 1Q23 1

Due to Progress Made on Strengthening Our Balance Sheet, NuStar is on Target to Deliver Another Strong Year in 2023 and Will Have Additional FCF Growth in 2024 and Beyond

Generating **Strong EBITDA**

- Expecting to generate $700-760MM[1] in 2023

Redeeming **Series D Preferred Units**

- Completed the first step in our plan to redeem the Series D by year-end 2024 by repurchasing 6.9MM Series D units in 2022
- Planning to redeem a second portion of Series D units in 2023

Targeting **Healthy Debt-to-EBITDA Metric**

- Aiming to close 2023 at ~4.0x (and to maintain 4.0x or better thereafter)

Increasing **Free Cash Flow**

- Working to position NuStar to return increasing value in the future

1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures.

6

7 In 2023, We Continue to Focus Our Strategic Capital Program on Our Core Asset Footprint Crude Supply/Export Renewable Fuels Refined Products • Permian Crude System • Corpus Christi Crude System • St. James Terminal • Midcontinent • Colorado/NM/Texas • Northern Mexico • Established: • West Coast Network • Ethanol & bio-diesel blending • Developing: • Ammonia System Total Estimated 2023 Strategic Spending: 130-150MM West Coast Renewable Fuels Storage (~$25MM in 2023) Permian Crude Pipeline System ($45-60MM in 2023)

8 Carbon Emissions Reduction Goals Generate Growing Demand for NuStar’s Well-positioned Midstream Logistics, Now and in the Future Stockton Selby Wilmington Gulf Coast Supply Singapore Supply Exports to Canada Tacoma Portland ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e , M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Renewable Fuels

9 ★ We expect our EBITDA to increase in 2023, along with associated market share, as we complete additional projects presently in planning or under construction • We intend to continue converting tankage to renewable fuels as the market demands ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels across the region BIODIESEL ETHANOL RENEWABLE DIESEL 4% 11% 18% NuStar’s Proportionate Share of California’s Renewable Fuels Market (Total Volume for the Year Ended December 31, 20221) Source: California Air Resource Board (CARB) 1 – Most recent data available We Have Captured a Significant (and Still Growing) Proportion of the Region’s Renewable Fuels Supply… SUSTAINABLE AVIATION FUEL 60% Renewable Fuels

10 Portland Convert 210,000 bbls to renewable diesel Convert 36,000 bbls to biodiesel Selby Construct additional 400,000 bbls of renewable diesel storage 4Q24 Est. Construct truck-loading for renewable diesel Multimodal shipment of SAF Convert 208,000 to SAF Modify rail to handle renewable feedstock offloading Stockton Convert 30,000 bbls to biodiesel Convert 73,000 bbls to renewable diesel and expand renewable diesel handling to all 15 rail spots Convert 151,000 bbls to renewable diesel Connect to ethanol unit train offload facility Wilmington Convert 160,000 bbls to renewable diesel Reconfigure dock for enhanced marine capability 1H26 Est. 0 1000 2000 3000 4000 5000 6000 7000 Portland Selby Stockton Wilmington NuStar’s West Coast Terminals Renewable Fuel Growth* 2017 2018 2019 2020 2021 2022 … And We Continue to Partner With Key Customers to Develop Our Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets ★ Since establishing ourselves as an “early mover” in the renewable fuels logistics market on the West Coast over five years ago, we have developed an extensive renewable fuels logistics network to serve key global producers that spans across our West Coast footprint ★ Our West Coast assets now generate ~40% of our storage segment revenues * Includes biodiesel, ethanol, renewable diesel, renewable feedstock and SAF MBPY Renewable Fuels Renewable Fuels Projects completed-to-date and under construction:

11 Ammonia is a Critical Chemical for the World’s Food Supply, and a Key Component of DEF, Which Reduces Harmful Emissions  Ammonia is the basic building block for all types of nitrogen fertilizer which is an essential nutrient for growing plants • About 90% of the 200 million tons of ammonia produced each year is used for fertilizer • About 50% of the world’s food production depends on ammonia  Ammonia is also used to make urea, a critical component of Diesel Exhaust Fluid (“DEF”) • DEF converts the nitrous oxide (NOx) emitted by diesel engines into water and nitrogen • Virtually all diesel engines, from those powering light-duty vehicles to heavy-duty truck to industrial machinery operate, require DEF to comply with tightening emissions standards, in the U.S. and also in nations around the world • Global DEF demand is expected to continue to grow by an expected ~20% from 2023 to 2026 50% of World’s Food Production Depends on NH3 Renewable Fuels Global Demand for DEF Expected to Grow From 2023 to 2026 by ~20%

12 Ammonia, the World’s Second-most Widely Used Chemical, Offers Significant “Greening” Opportunities  Traditional fossil-fuel ammonia production is estimated to contribute about 1.6% of global GHG emissions, which has driven interest in its de-carbonization • “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored • “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined, through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications. Ammonia is easier to transport and store than hydrogen, as it doesn’t require cryogenic or high- pressure storage and can be relatively easily cracked to convert it to hydrogen NH3 Gas Turbine NH3 Fuel-cell Ship 70% NH3-fueled Car Sources: Science Magazine, IHS Markit, Argus, Research & Markets Global Ammonia Report Renewable Fuels Gray Ammonia Blue Ammonia Green Ammonia  Derived from natural gas, nearly all of the world’s production made utilizing the Haber-Bosch process  Gray Ammonia for which by-product CO2 has been captured and stored, reducing climate impact  Produced with hydrogen from water electrolysis powered by renewable energy

Renewable Fuels

Our Ammonia System has Capacity to Expand Our Utilization

- Our Ammonia System spans approximately 2,000 miles from Louisiana north along the Mississippi to Missouri, and then Northwest and East, to Nebraska and Indiana
  - Today, we provide the lowest-cost option for transporting both imported and domestically produced ammonia to fertilize crops in our nation's "breadbasket"
- We have capacity available to transport additional volumes, including "blue" or "green" ammonia
  - Currently running ~30 MBPD (~3,500 STPD[1]), but have operating capacity close to ~50 MBPD (~5,500 STPD)
  - Our Ammonia System currently represents 5-10% of our pipeline segment revenues
- We expect the system's utilization, and its revenue contribution, to see strong growth, starting in early 2024
  - We have near-term opportunities for low capex projects that we expect to meaningfully increase our system utilization, and we are discussing larger, longer-term ammonia opportunities for our system, as well as for our St. James facility



SD
MN
NuStar West Leg
~740 Miles
6",8"
MI
NE
IA
IL
IN
KS
MO
NuStar Main Leg
~830 Miles
8"/10"
NuStar East Leg
~430 Miles
6"/8"
TN
OK
AR
MS
AL
TX
St. James
LA
Third-party terminal
NuStar Energy L.P.

1 – short tons per day

13

14 We have partnered with OCI Global (OCI) to build a new 14-mile pipeline segment that will connect OCI’s facility in Wever, IA to our existing ammonia pipeline • OCI’s facility uses ammonia to make fertilizer and to meet growing demand for DEF (Diesel Exhaust Fluid) We have agreed to provide transportation services under a long- term contract • Healthy-return, low-capital project will increase utilization • Expected completion in early 2024 OCI has committed $30 million in capital expenditures for new ammonia cooling and storage infrastructure at their Wever facility and is expected to bring an additional 1.1 million tons of blue ammonia capacity online in 2025 from the Gulf Coast OCI’s facility in Wever, IA Terminal NuStar Energy L.P. NuStar West Leg We Have Signed an Agreement With OCI Global to Deliver Ammonia into the Midwest Renewable Fuels

15 U.S. Refined Product Demand is Expected to Remain Strong Through 2023 ★ Gasoline demand was steady in the United States throughout 2022 and is on track for modest growth in 2023 ★ Diesel demand continued its strong performance in 2022 and is expected to remain at or exceed Pre-Covid levels in 2023 Source: ESAI Refined Products 91% 97% 95% 94% 94% 97% 97% 94% 104% 99% 98% 101% 100% 98% 97% 101% 75% 80% 85% 90% 95% 100% 105% 110% 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel

16 NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas… Midcontinent Systems- ★ CENTRAL EAST: A 2,500-mile pipeline system with multiple delivery options • East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma • North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery ★ CENTRAL WEST: Comprised of approximately 2,000 miles of structurally exclusive pipeline, supplied from the McKee, Texas refinery serving markets in Texas and nearby states South Texas Systems- ★ Around 700 miles of structurally exclusive pipeline, supplied from refineries located in Corpus Christi and Three Rivers, Texas serving markets in Texas and northern Mexico Refined Products

17 70% 94% 100% 95% 105% 105% 97% 99% 99% 98% 97% 107% 0% 20% 40% 60% 80% 100% 120% 140% Apr-20 Aug-20 Oct-20 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Percentage of Pre-COVID Demand Central West Region South Texas Central East Region Overall 2 … And Our Markets Have Proven Resilient (and We Expect to Continue to See Strong, Consistent Demand) Our resilient asset base recovered quickly from April 2020’s pandemic low  First quarter 2023 refined product throughputs were 107% of pre-Covid levels 1 – Comparison versus 2019 demand; applicable periods adjusted for Northern Mexico projects for a comparable presentation; includes on-road product demand in our storage system; 2 – Comparison versus 2020 demand; applicable periods adjusted for Northern Mexico projects; includes on-road product demand in our storage system Total Refined Products 2 11 1 1 2 1 1 2 1 Refined Products 1 1

18 Refinery Utilization is Expected to Continue to Improve in 2023 to Keep Pace With Demand Source: ESAI 1 – 2023 average projections 93% 81% 89% PADD 2 91% 61% 85% PADD 4 93% 79% PADD 3 86% 2020 Low 2021 Avg. 92% 75% 85% 2019 Avg. Total U.S. 91% 92% 95% 89% 92% 89% 94% 93% 89% 57% 4 79% 86% 54% 76% 87% 86% PADD 5 91% 58% 79% 80% 83% PADD 1 89% 57% 81% 92% 90% 2022 Avg. 2023E Avg. Global Refinery Utilization (2019-2023) U.S. Refinery Utilization (by PADD, 2019-2023) 87% 78% 83% 85% 85% 2019 Avg 2020 Low 2021 Avg 2022 Avg 2023E Avg ★ Global refinery utilization has been rising steadily since the pandemic, with the U.S. (92%), Asia (88%) and Europe (94%) gaining ground, while Russia (72%) and the Middle East (83%) continue to lag1 ★ U.S. refinery utilization in 2022 averaged 91% and is expected to average 92% in 2023, up 6% and 7% over the 2021 average, respectively Crude Supply/ExportRefined Products

19 ★ Because of its superior geology and low breakeven costs, the Permian Basin’s shale production: • Exited 2022 at 5.6 MMBPD, representing approximately 45% of the nation’s total shale output • Is projected to exit 2023 at 5.7 MMBPD, representing 4% growth compared to 2022 exit ★ We have been pleased with our system’s performance since we acquired it in 2017, and we expect our system to continue to generate strong results in 2023 and in the years ahead Source: Enverus, Rystad, ESAI - Crude Supply/Export 3,000 4,000 5,000 6,000 7,000 8,000 Mbpd Permian Oil Production Sensitivity WTI @ $50 WTI @ $70 WTI @ $90 WTI @ $110 Actuals 0% 40% 80% 120% 160% 200% 240% 280% 320% 360% 400% C u m u la ti v e A n n u a l G ro w th ( % ) Annual Growth: NuStar’s Permian System vs. the Permian Basin NS Cumulative Growth Permian Cumulative Growth 4.9 4.5 5.2 5.5 5.8 6.0 6.0 6.3 6.1 6.4 0 2 4 6 8 2019 2020 2021 2022 2023 2024 M M B P D Permian Basin Oil Production Outlook (exit rates as of Spring 2023) ESAI Rystad Enverus Our Permian System Continues to Benefit from the Strength of the Basin

20 Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-tier Customers Whose Activity is Supporting Steady Growth ★ The quality of geological formations underlying our system has attracted the strongest customers • ~61% of our system’s revenue is generated from investment- grade (IG) rated and Non-IG BB-rated entities1 22% 49% 29% Major Private Other Public NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 6.06% 3 ★ We averaged 543 MBPD in 1Q23 due to a lull we projected for the 1H2023 • We expect the 2H2023 to rebound back, backed by capital projects already in progress • And now expect to exit 2023 in the range of 570- 600 MBPD ★ As volumes flex, we also expect to flex our capital expenditures and now project 2023 spending to be in the range of $45 – 60MM $7 $12$14$12 $19 $27$27 $23 $31 $35 $39$38 $33 $38 $33 $37 $43 $46$47$49 $56 $62$63 $56 139 159 187 211 266 314 327 349 370 395 435 453 400 423418402 450 502516 510 522 580 584 543 0 100 200 300 400 500 $0 $10 $20 $30 $40 $50 $60 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 EBITDA ($MM) System Receipts (Avg MBPD) NS Permian Crude System Performance (by Quarter) * Adjusted * 1 – For the year ended March 31, 2023 3 – As of May 11, 2023 2 – For the month ended March 31, 2023 Crude Supply/Export

Crude Supply/Export

We are Investing in Our Permian System in Pace With Our Producers' Growth

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	352
Pipeline Miles	~600	~1,005
Storage (bbls)	900,000	1,600,000

Dedicated Acres	500,000
AMI	4,200,000


Martin Co.
Howard Co.
Colorado City Terminal
Big Spring Terminal and Truck Station
Delek Big Spring Refinery
Centurion
Enterprise
Stanton Terminal
Glasscock Co.
Midland Co.
Sunoco
Plains
EPIC PL

- Third-party Connections
- NuStar Terminals
- NuStar Truck Unloading Facilities

Delivery Locations

Midland:
- ★ Plains Cactus I & II, Basin, Sunrise and others
- ★ Enterprise Midland to Echo
- ★ Sunoco Permian Express
- ★ EPIC
- ★ Lotus Centurion
- ★ Wink-to-Webster

Colorado City:
- ★ Sunoco WTG, Permian Express
- ★ Bridgetex
- ★ Plains Basin
- ★ Sunrise II

Other:
- ★ Delek Big Spring Refinery

21

22 99.8 90.4 96.3 98.5 101.5 103.1 103.9 104.7 85 90 95 100 105 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d As Global Demand Recovers, Corpus Christi is Expected to Continue to be the Export Hub Best Positioned for Future Growth  Corpus Christi has remained the dominant Gulf Coast crude exports hub since 2020 • In 2022, 61% of the U.S. Gulf Coast’s total export volumes left via Corpus Christi-based terminals  U.S. Gulf Coast crude exports are projected to continue at record volumes due to the ongoing war in Ukraine and global demand recovery  Improved global refined product demand should continue to lead the way to further recovery in global crude demand Source: RBN Energy, ESAI Global Crude Oil Demand 61%22% 7% 10% U.S. Gulf Coast Crude Exports by Hub (2022) Corpus Christi Houston Beaumont Louisiana Global Refined Product Demand* *Comprised of gasoline and diesel demand Crude Supply/Export 54.3 49.2 52.7 53.8 54.7 55.2 55.6 55.9 45 47 49 51 53 55 57 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d

Crude Supply/Export

Our Corpus Christi Crude System's MVCs- for Export and Local Refinery Supply- Provide Strength & Stability

- ★ Our Corpus Christi Crude System (CCCS) is comprised of our South Texas Crude Oil Pipeline System, our 12" Three Rivers Supply Pipeline, our 30" pipeline from Taft and our North Beach Export Terminal, which also receives volumes from Harvest's 16" Pipeline and delivers to local refineries
- ★ In July 2022, we extended our MVC contract with Trafigura for an additional year and a half, through December 2024

In-bound Capacity	***Storage Capacity***	***Outbound Capacity***
TOTAL: 1.2MMBPD • South Texas Crude System 16" Pipeline - 240MBPD • Taft 30"- 720MBPD and expandable • Harvest 16" Pipeline - 240MBPD	TOTAL: 3.9MMbbl • *Potential expansion* *0.4MMbbl*	TOTAL: 1.2MMBPD • Export Docks- 750MBPD to 1.0MMBPD • Refinery Supply- 220MBPD

- ★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides optionality for marine exports *and* extensive connectivity to local refineries
- ★ U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes

NuStar's Corpus Christi Crude System

Average Throughputs/Quarter



MBPD
400
200
0
340
37%
63%
287
27%
73%
341
29%
71%
368
35%
65%
369
26%
74%
319
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
CCCS Refinery Throughputs
CCCS Dock Throughputs
CCCS MVCs

23

24 In 2023, We Will Continue to Focus on NuStar’s Strategic Priorities That We Set Back in 2022 Optimizing Our Business to Increase Cash Flow Strengthening Our Balance Sheet Promoting Our ESG Excellence Our Strategic Priorities: 1. 2. 3.

Big Springs, TX Appendix

NuStar By-the-numbers

- Common Unit Price[1]: $16.84
- Distribution/CU/Year: $1.60
- Yield[1]: 9.5%
- Market Cap[1]: ~$2.0 billion
- Credit Ratings:
  - *Moody's: Ba3 (Stable)*
  - *S&P: BB- (Stable)*
  - *Fitch: BB- (Stable)*
- Enterprise Value[1]: ~$6.0 billion
- Total Assets: ~$5.0 billion
- Pipeline Miles: ~9,500
- Pipeline Volumes[2]: 1.9MMBPD
- Storage Capacity: ~49MMB
- Storage Throughput Volumes[2]: 503MBPD


NYSE: NS
NuStar
Energy L.P.
CRUDE OIL

1. As of May 19, 2023
2. Average daily volume for the quarter ended March 31, 2023

26

27 NuStar Sustainability Highlights Issued 2021 Sustainability Report including Scope 1 & 2 GHG Emissions 2 - US only; See Sustainability report on NuStar website for additional information 2Plan to issue 2022 report in 3Q 2023

Long-term Commitments From Creditworthy Customers

~95% of revenues are tied to PPI-FG[2]

Pipeline Segment Contracted[1] Revenues

(% 2023 Forecast – as of 1Q23)


44%
27%
29%
Take-or-pay Contracts
Structurally Exclusive
Other

Most storage revenues are tied to regional CPI

Storage Segment Contracted Revenues

(% 2023 Forecast – as of 1Q23)


60%
40%
Take-or-pay Contracts
Other

NuStar Investment-grade Customers

(% Pipeline/Storage 2023 YTD Revenues as of March 31, 2023)


64%
13%
23%
Investment-grade
Large Private or International (Not rated)
Other

1 - Committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition); 2 - Most crude pipelines have rates that are subject to floors and caps, which is common in the industry.

28

29 $940 $403 $322 $600 $500 $550 $600 $65 $55 $5 $0 $250 $500 $750 $1,000 Liquidity 2022 2023-2024 2025 2026 2027 2028-2029 2030 2038-2041 2043 Revolver Receivables Financing Senior Unsecured Notes GO Zone Financing Sub Notes $945 LIQUIDITY ($MM)1 Liquidity and Debt Maturity Schedule ★ Last year, we utilized cash flows and proceeds from asset sales to continue to reduce debt balances, which enabled us to repurchase 30% of the Series D preferred units in November 2022 ★ In March 2023, we entered into a structured financing arrangement to monetize a portion of our real estate at our corporate headquarters, which provided approximately $100 million of lower-priced financing • We deployed the proceeds to reduce debt, which facilitates our redemption of another portion of the Series D preferred units later this year ★ We had $940 million available on our revolver at the end of the first quarter of 2023, and our debt maturity runway is cleared until 2025 Debt Maturities ($MM)1 1 – Balances as of March 31, 2023

30 Capital Structure as of March 31, 2023 ($ in Millions) $1.0B Credit Facility $ 55 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 65 Finance Lease Liability 55 Other (32) Total Debt $3,118 Common Equity and AOCI $ 176 Series A, B and C Preferred Units 756 Series D Preferred Units 451 Total Equity1 1,383 Total Capitalization $4,501 ★ As of March 31, 2023: • Credit facility availability ~$940MM • Debt-to-EBITDA ratio2 3.46x 1 - Total Equity includes Partners’ and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

31 Reconciliation of Non-GAAP Financial Information

32 Reconciliation of Non-GAAP Financial Information (continued)

33 Reconciliation of Non-GAAP Financial Information (continued)

34 Reconciliation of Non-GAAP Financial Information (continued)

35 Reconciliation of Non-GAAP Financial Information (continued)

36 NuStar Contact Information INVESTOR RELATIONS And for additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/ SUSTAINABILITY (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com Sustainability@NuStarEnergy.com